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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2009


                             WASHINGTON MUTUAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-14667


          WASHINGTON                                             91-1653725
(State or other jurisdiction of                                (IRS Employer
        incorporation)                                      Identification No.)


                               1301 SECOND AVENUE
                            SEATTLE, WASHINGTON 98101
          (Address of principal executive offices, including zip code)


                                 (206) 461-2000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01  REGULATION FD DISCLOSURE

           On March 30, 2009, Washington Mutual, Inc. (the "Company") and WMI Investment Corp. (together with the Company, the "Debtors") filed their monthly operating report for the period February 1, 2009 to February 28, 2009 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware (the "Court") (Case Number 08-12229 (MFW)). The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

           The Monthly Operating Report may be available electronically, on the internet website of the Debtors' claims agent, Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/.

Limitation on Incorporation by Reference

           In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial and Operating Data

           The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with Generally Accepted Accounting Principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act, and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

           The Current Report on Form 8-K and the exhibit hereto contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company's current plans, expectations, estimates and management's beliefs about the Company's future performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company's actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. Some of these risks and uncertainties are discussed in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 under "Factors that May Affect Future Results." These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Other risks that the Company faces include, but are not limited to, the following: (i) the Company's ability to obtain Court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (ii) risks associated with third parties seeking and obtaining Court approval to convert the case to a Chapter 7 case; and (iii) the potential adverse impact of the Chapter 11 case on the Company's liquidity or results of operations. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company files from time to time with the Securities and Exchange Commission, particularly its Current Reports on Form 8-K.


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
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.       Description
-----------       -----------

EX-99.1 Monthly Operating Report for the period February 1, 2009 to February 28, 2009, filed with the United States Bankruptcy Court for the District of Delaware.























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                                  Signature(s)

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             WASHINGTON MUTUAL, INC.

Date: March 30, 2009                         By: /s/ John Maciel
                                                 -----------------------------
                                                 John Maciel
                                                 Chief Financial Officer






























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